NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------
                                         TO BE HELD FEBRUARY 24, 2006




The Annual Meeting (the "Meeting") of Shareholders of Simulations Plus, Inc. (the "Company"), will be held on February 24, 2006, at 2:00 p.m., Pacific Time, at 42505 10th Street West, Lancaster, California, for the following purposes:

1. To elect to the Board of Directors four (4) directors, to serve until the next Annual Meeting of Shareholders of the Company or until their successors are elected and qualified, subject to prior death, resignation or removal.

2. To ratify the appointment of Rose, Snyder and Jacobs as independent public accountants for the Company for the fiscal year ending August 31, 2006.

3. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Meeting, although only shareholders of record at the close of business on December 20, 2005, will be entitled to notice of and to vote at the Meeting. A list of shareholders entitled to vote at the Annual Meeting will be open to inspection by the shareholders at the Company's principal office, 42505 10th Street West, Lancaster, California, for a period of 10 days prior to the Annual Meeting and at the Annual Meeting itself.

Shares can be voted at the Meeting only if the holder is present in person or represented by proxy. We urge you to date and sign the enclosed proxy and return it in the accompanying envelope promptly so that your shares may be voted in accordance with your wishes and the presence of a quorum may be assured. We encourage you to do so even if you plan to attend the Meeting in person. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the Company in reducing the expense of additional proxy solicitation. The giving of such proxy does not affect your right to vote in person in the event you attend the Meeting.

By Order of the Board of Directors


Virginia Woltosz
Secretary



Lancaster, California
January 24, 2006









================================================================================
YOUR PROXY
================================================================================

PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE. SHOULD YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU HAVE GIVEN A PROXY. THE PROMPT RETURN OF YOUR PROXY WILL BE OF GREAT HELP IN PREPARATION FOR THE MEETING.


--------------------------------------------------------------------------------
SIMULATIONS PLUS, INC.

42505 10th Street West, Lancaster, California 93534-7059 (661) 723-7723




    SIMULATIONS PLUS INC. - NOTICE OF ANNUAL MEETING OF SHAREHOLDERS  PG. 1

PROXY STATEMENT
--------------------------------------------------------------------------------
                TO BE HELD FEBRUARY 24, 2006


This proxy statement is furnished to the shareholders of Simulations Plus, Inc., a California corporation (the "Company"), in connection with the Annual Meeting of Shareholders (the "Meeting") to be held at the Company's Offices located at 42505 10th Street West, Lancaster, California 93534-7059, on February 24, 2006, at 2:00 p.m. local time. The Meeting will be held to consider and vote on the following proposals:

PURPOSE OF MEETING

1. To elect to the Board of Directors four (4) directors, to serve until the next Annual Meeting of Shareholders of the Company or until their successors are elected and qualified, subject to their prior death, resignation or removal.

2. To ratify the appointment of Rose, Snyder and Jacobs as the independent registered public accounting firm for the Company for the year ending August 31, 2006.

3. To transact such other business as may properly come before the Meeting and any adjournments thereof.

A list of shareholders entitled to vote at the Annual Meeting will be open to inspection by the shareholders at the Company's principal office, 42505 10th Street West, Lancaster, California, for a period of 10 days prior to the Annual Meeting and at the Annual Meeting itself.

Requests should be addressed to the Company, Simulations Plus, Inc., to the attention of Walt Woltosz, Chief Executive Officer, 42505 10th Street West, Lancaster, California 93534, (661) 723-7723.

INCORPORATION BY REFERENCE

Simulations Plus, Inc., a California corporation (the "Company") is currently subject to the reporting requirements of the Securities Exchange Act of (1)934, as amended (the "Exchange Act") and, in accordance therewith, files reports, proxy and Proxy Statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and Proxy Statements and other information may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Room 1580, Washington D.C. 20549, and copies of such materials can be obtained from the Public Reference Section of the Commission, 100 F Street, N.E., Room 1580, Washington D.C. 20549 at prescribed rates. In addition, such materials may be accessed electronically at the Commission's site on the World Wide Web, located at http://www.sec.gov. The Company intends to furnish its shareholders with annual reports containing audited financial statements and such other periodic reports as the Company may determine to be appropriate or as may be required by law.

A copy of the Company's 2005 Annual Report on Form 10-KSB including financial statements for the years ended August 31, 2005 and 2004, is being mailed to all shareholders herewith. Except for any portion of the Form 10-KSB which is specifically incorporated by reference into this Proxy Statement, the Form 10-KSB is not to be regarded as proxy solicitation material or as a communication by means of which any solicitation is being made. THE COMPANY WILL PROVIDE ANY SHAREHOLDER WITH A COPY OF ANY EXHIBIT TO THE FORM 10-KSB/A PURSUANT TO THE REQUEST PROCEDURE DESCRIBED IN THE FORM 10 KSB.

INFORMATION CONCERNING SOLICITATION AND VOTING

The following information is provided to shareholders to explain the use of this Proxy Statement for this Meeting:

RECORD DATE

Only shareholders of record at the close of business on December 20, 2005 are entitled to vote at the Meeting. The Company's Common Stock is its only class of voting securities. As of December 20, 2005, the Company had issued and outstanding 3,653,448 shares of Common Stock of record.


    SIMULATIONS PLUS INC. - NOTICE OF ANNUAL MEETING OF SHAREHOLDERS  PG. 2

REVOCABILITY OF PROXIES

A PROXY FOR USE AT THE MEETING IS ENCLOSED. ANY STOCKHOLDER WHO EXECUTES AND DELIVERS A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE. IN ADDITION, A STOCKHOLDER MAY REVOKE A PROXY PREVIOUSLY EXECUTED BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.

VOTING AND SOLICITATION

Proxies are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. Solicitation will be primarily by mail, but may also be made by telephone, fax transmission or personal contact by certain officers and directors of the Company, who will not receive any compensation therefore. Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS TO THE CONTRARY, PROPERLY EXECUTED PROXIES WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE. No business other than that set forth in the accompanying Notice of Annual Meeting of Shareholders is expected to come before the Meeting. Should any other matter requiring a vote of shareholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

Each share of Common Stock is entitled to one vote for each share held as of record, and there are no preemptive rights. The law of the state of California and the Company's current Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws do provide for cumulative voting for the election of directors or any other purpose.

The effect of cumulative voting is that the holders of a majority of the outstanding shares of Common Stock may not be able to elect all of the Company's directors. No shareholder will be entitled to cumulate votes for a candidate, however, unless that candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of an intention to cumulate votes. A favorable vote consists of a simple majority of the shares entitled to vote at the meeting. The Company believes that as of December 20, 2005, the approximate number of shareholders of record of its common stock was 68 and that there were approximately 454 beneficial owners. This includes shares held in nominee or "street" accounts.

Only shareholders of record at the close of business on December 20, 2005, will be entitled to vote at the meeting. On December 20, 2005, there were 3,653,448 shares of the Common Stock issued and outstanding. Shareholders are entitled to one vote per share on all matters being submitted to shareholders at the meeting, other than with respect to the election of directors, for which cumulative voting is currently required under certain circumstances by applicable pro-visions of California Law. Under cumulative voting, each shareholder may give any one candidate whose name is placed in nomination prior to the commencement of voting a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which the shareholder's shares are normally entitled, or distribute such number of votes among as many candidates as the shareholder sees fit.

The Board of Directors knows of only two shareholders who owned more than five percent of the outstanding voting securities of the Company as of the record date: Walter S. Woltosz and Virginia E. Woltosz. See "Beneficial Ownership of Common Stock."

QUORUM; ABSTENTIONS; BROKER NON-VOTES

Shares representing 50% of the voting power of the 3,653,448 shares of Common Stock outstanding on the Record Date, which have voting rights, must be represented at the Meeting to constitute a quorum for conducting business. In the absence of a quorum, the shareholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified.


    SIMULATIONS PLUS INC. - NOTICE OF ANNUAL MEETING OF SHAREHOLDERS  PG. 3

The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

The Company will count abstentions for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

Further, the Company intends to count broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's next Annual Meeting of Shareholders for the fiscal year ending August 31, 2006, must be received by the Company no later than August 20, 2006, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

COMPANY STOCK PRICE PERFORMANCE

The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of
(1)933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

The graph below compares the cumulative total shareholder return on the Common Stock of the Company from August 31, 2000 to August 31, 2005 with the cumulative total return on the Russell 2000 Index, and the S&P 600 Small Cap Index (assuming the investment of $100 in the Company's Common Stock and in each of the indices on August 31, 2000, and reinvestment of all dividends).



                  [STOCK PRICE PERFORMANCE GRAPH APPEARS HERE]



The graph above was plotted using the following data:

================================================================================
STOCK PERFORMANCE: 8/31/05                                    SIMULATIONS PLUS,
DATE             RUSSELL 2000             S&P 600                  INC.
================================================================================
8/31/00      537.89      135.704     223.49      138.341     2.500     50.000
--------------------------------------------------------------------------------
8/31/01      468.56      118.213     223.04      138.063     1.200     24.000
--------------------------------------------------------------------------------
8/31/02      391.57       98.789     200.255     123.959     1.520     30.400
--------------------------------------------------------------------------------
8/31/03      508.87      128.383     243.425     150.681     2.550     51.000
--------------------------------------------------------------------------------
8/31/04      547.93      138.237     277.222     171.601     3.30      66.000
--------------------------------------------------------------------------------
8/31/05      661.51      166.892     347.42      215.054     3.40      68.000
--------------------------------------------------------------------------------


    SIMULATIONS PLUS INC. - NOTICE OF ANNUAL MEETING OF SHAREHOLDERS  PG. 4

INFORMATION RELATING TO VARIOUS PROPOSALS
--------------------------------------------------------------------------------
                                          PROPOSALS FOR VOTING

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors acts as a whole in determining the persons to be nominated as members of the Board of Directors. The Board of Directors identifies, screens and reviews potential directors for nominees for election to the Board at the Annual Meeting and candidates to fill any vacancies on the Board. When considering a potential candidate for membership on the Company's Board, the Board of Directors considers relevant business and industry experience and demonstrated character and judgment. The Board of Directors has not received any recommended nominations from any of the Company's shareholders in connection with this Annual Meeting.

The Board of Directors has nominated the persons named below for election as directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.

VOTE REQUIRED

In order to be elected as a director, a nominee will have to receive a majority of the votes cast for that nominee, assuming a quorum (which consists of a majority of the shares entitled to vote at the meeting) is present at the meeting. See "Voting," above.

At the time of the Annual Meeting, the Board of Directors will consist of four incumbent members who are seeking to be elected at the meeting to hold office until the next meeting of shareholders and until their successors are elected and qualified. The Company's Bylaws presently provide for a Board of no less than three and no more than five directors, with the number of directors currently fixed at four.

Walter S. Woltosz, Virginia E. Woltosz, Dr. David Z. D'Argenio, and Dr. Richard
R. Weiss, all of whom are incumbent directors, have been nominated by the Board of Directors for election as directors of the Company. All of the nominees have informed the Company that they are willing to serve, if elected, and management has no reason to believe that any of the nominees will be unavailable. In the event a nominee for director should become unavailable for election, the persons named in the proxy will vote for the election of any other person who may be recommended and nominated by the Board for the office of director. Information regarding director nominees and directors is set forth below:

--------------------------------------------------------------------------------
NAME                      AGE    POSITION WITH THE COMPANY
DIRECTOR SINCE
--------------------------------------------------------------------------------
DIRECTORS AND DIRECTOR NOMINEES:
Walter S. Woltosz         60     Chairman of the Board, Chief Executive Officer
1996                             and President of the Company
Virginia E. Woltosz       54     Secretary and Director of the Company
1996
Dr. David Z. D'Argenio    56     Director
1997
Dr. Richard R. Weiss      72     Director
1997
--------------------------------------------------------------------------------

WALTER S. WOLTOSZ is a co-founder of the Company and has served as its Chief Executive Officer and President and as Chairman of the Board of Directors since its incorporation in July 1996. Mr. Woltosz is also a co-founder of Words+ and served as its Chief Executive Officer and President from its incorporation in 1981 until the appointment of Jeffrey Dahlen as President of Words+ in 2004.

VIRGINIA E. WOLTOSZ is a co-founder of the Company and served as its Senior Vice President and Secretary since its incorporation in July 1996 until January 31, 2003. Mrs. Woltosz is also a co-founder of Words+ and served as its Vice President, Secretary and Treasurer from its incorporation in 1981 until January 31, 2003. Mrs. Woltosz retired from the position of Senior Vice President as of January 31, 2003, but remains as Secretary and Treasurer of Simulations Plus. Virginia E. Woltosz is the wife of Walter S. Woltosz.

DR. DAVID Z. D'ARGENIO started to serve as a Director of the Company in June 1997. He is currently Professor of Biomedical Engineering at the University of Southern California ("USC"), and has been on the faculty at USC since 1979. He also serves as the Co-Director of the Biomedical Simulations Resource Project at USC, a project funded by the National Institutes of Health since 1985.


    SIMULATIONS PLUS INC. - NOTICE OF ANNUAL MEETING OF SHAREHOLDERS  PG. 5

DR. RICHARD R. WEISS started to serve as a Director of the Company in June 1997. >From October 1994 to the present, Dr. Weiss has acted as a consultant to a number of aerospace companies through his own consulting entity, Richard R. Weiss Consulting Services. From June 1993 through July 1994, Dr. Weiss was employed by the U.S. Department of Defense as its Deputy Director, Space Launch & Technology.

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS WHO ARE NOT ALSO DIRECTORS:

--------------------------------------------------------------------------------
NAME                      AGE    POSITION WITH THE COMPANY
OFFICER SINCE
--------------------------------------------------------------------------------

Ronald F. Creeley         54     Vice President, Marketing and
1997                             Sales of the Company and Words+, Inc.
Momoko A. Beran           53     Chief Financial Officer of the
1996                             Company and Words+, Inc.
Jeffrey A. Dahlen         44     President of Words+, Inc.
2003
--------------------------------------------------------------------------------

RONALD F. CREELEY joined the Company in February 1997 as its Vice President, Marketing and Sales. Prior to joining the Company, Mr. Creeley had been Marketing Director at Union Pen Company, Time Resources, and New England Business Services, Inc., with experience in marketing and research.

MOMOKO A. BERAN joined Words+ in June 1993 as Director of Accounting and was named the Company's Chief Financial Officer in July 1996. Prior to joining Words+, Ms. Beran had been Financial Controller for AB Component Systems Inc., which had its headquarters in the U.K. Since February 1, 2003, Ms. Beran has also been the Company's Director of Human Resources.

JEFFREY A. DAHLEN rejoined the Company in April 2003 as Vice President of Research and Development for Words+ after five years with iAT, a software consulting firm he founded based in Pasadena, California. Mr. Dahlen was promoted to President of Words+, Inc. in April 2004. He is a graduate of Stanford University in Electrical Engineering and has 20 years' experience in both software and hardware design, which includes development of extremely high speed processing hardware with the Jet Propulsion Laboratory at the California Institute of Technology, and over 10 years of software and hardware design and development at Words+.

EXECUTIVE COMPENSATION

The following table sets forth certain information concerning compensation paid or accrued for the fiscal years ended August 2005, 2004, and 2003 by the Company to or for the benefit of the Company's CEO, President, Chief Financial Officer, and Vice President, Sales and Marketing (the "named executive officers"). No other executive officers of the Company received total annual compensation for the fiscal year ended August 31, 2005, 2004, or 2003 that exceeded $100,000.

Summary Compensation Table
------------------------------------------------------------------------------------------------------------------------------------
     NAME AND                    FISCAL                                        ACCRUED                             LONG-TERM
PRINCIPAL POSITION                YEAR           SALARY       BONUS (2)        SALARY (1)      OTHER (3)          COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Securities (#shares)
                                                                                                                Underlying Options
                                                                                                                Granted during FY
 Walter S. Woltosz                2005          $165,000      $19,340            -                 -                    -
    President and Chief           2004          $165,000      $38,813            -                 -                    -
       Executive Officer          2003          $165,000      $ 7,538          $190,583            -                    -

 Ronald F. Creeley                2005          $100,000      $ 4,951            -               $4,000               5,000
    Vice President, Sales         2004          $100,000      $ 6,596            -               $3,679                 -
       and Marketing              2003          $100,000      $ 4,700          $ 35,519          $2,944                 -

 Momoko A. Beran                  2005          $100,000      $ 6,010                            $4,000               5,000
    Chief Financial Officer       2004          $100,000      $10,010            -               $3,667                 -
                                  2003          $ 87,500      $ 3,130          $ 47,413          $3,208                 -
------------------------------------------------------------------------------------------------------------------------------------

(1) Amount represents deferred salary from previous years paid during the year.
(2) Amount represents bonus earned during the applicable year.
(3) Amount represents Company matching for 401(k) Plan.


    SIMULATIONS PLUS INC. - NOTICE OF ANNUAL MEETING OF SHAREHOLDERS  PG. 6

EMPLOYMENT AND OTHER COMPENSATION AGREEMENTS

The Board of Directors renewed its employment agreement with Walter Woltosz commencing September 1, 2005 for two years. The agreement provided for an annual salary of $172,000. Pursuant to such agreement, Mr. Woltosz was entitled to such health insurance and other benefits that are not inconsistent with that which we customarily provide to our other management employees and to reimbursement of customary, ordinary and necessary business expenses incurred in connection with the rendering of services to the Company. The agreement also provides that we may terminate the agreement without cause upon 30 days' written notice, and that our only obligation to Mr. Woltosz would be for a payment equal to the greater of (i) 12 months of salary or (ii) the remainder of the term of the employment agreement from the date of notice of termination. Further, the agreement provides that we may terminate the agreement for cause (as defined) and that our only obligation to Mr. Woltosz would be limited to the payment of Mr. Woltosz' salary and benefits through and until the effective date of any such termination.

As part of the agreement with the original underwriter and as partial compensation for the sale of Words+ to Simulations Plus in 1996, commencing with our fiscal year ending 1997 and for each fiscal year thereafter, Walter and Virginia Woltosz are entitled to receive bonuses not to exceed $150,000 and $60,000, respectively, equal to 5% of our net annual income before taxes. The net income before tax for FY05 was $386,798, thus we accrued bonuses in the total amount of $38,680: $19,340 for Walter Woltosz and $19,340 for Virginia Woltosz. These bonuses are due and payable within 10 days after the filing of the annual report.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of August 31, 2005 by (i) each person who is known to own beneficially more than 5% of the outstanding shares of our Common Stock, (ii) each of our directors and executive officers, and (iii) all directors and executive officers of the Company as a group:

--------------------------------------------------------------------------------
                                       AMOUNT AND NATURE OF       PERCENT
BENEFICIAL OWNER (1)(2)                BENEFICIAL OWNERSHIP       OF CLASS
--------------------------------------------------------------------------------
Walter S. and Virginia E. Woltosz (3)       2,057,000              50.45%
Momoko Beran (4)                              190,500               4.67%
Ronald F. Creeley (5)                         183,000               4.49%
Dr. David Z. D'Argenio (6)                      4,653                *
Dr. Richard R. Weiss (7)                        4,653                *
Jeffrey A. Dahlen (8)                          10,000                *
All directors and officers as a group       2,449,806              60.08%
--------------------------------------------------------------------------------
* Less than 1%

(1) Such persons have sole voting and investment power with respect to all Shares of Common Stock shown as being beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(2) The address of each director and executive officer named is c/o the Company, 42505 10th Street West, Lancaster, California 93534.

(3) Own an aggregate of 2,017,000 plus 40,000 shares of common stock underlying an option exercisable within the next 60 days of the date of the Annual Report. Does not include additional stock options for 10,000 shares, which are not exercisable within the next 60 days of the date of the Annual Report.

(4) Owns 1,300 shares of common stock acquired from the exercise of options granted under the 1996 Stock Option plan, plus 189,200 shares of common stock underlying an option exercisable within the next 60 days of the date of the Annual Report. Does not include stock options for 15,000 shares, which are not exercisable within the next 60 days of the date of the Annual Report.

(5) Owns 1,000 shares of common stock, plus 182,000 shares of common stock underlying an option exercisable within the next 60 days of the date of the Annual Report. Does not include stock options for 15,000 shares, which are not exercisable within the next 60 days of the date of the Annual Report.


    SIMULATIONS PLUS INC. - NOTICE OF ANNUAL MEETING OF SHAREHOLDERS  PG. 7

(6) Owns 1,000 shares of common stock, plus 3,653 shares of common stock underlying an option exercisable within the next 60 days of the date of the Annual Report. Does not include stock options for 950 shares, which are not exercisable within the next 60 days of the date of the Annual Report.

(7) Owns 1,000 shares of common stock, plus 3,653 shares of common stock underlying an option exercisable within the next 60 days of the date of the Annual Report. Does not include stock options for 950 shares, which are not exercisable within the next 60 days of the date of the Annual Report.

(8) 55,000 shares of common stock options were granted, of which 10,000 shares are exercisable within the next 60 days of the date of the Annual Report. Does not include stock options for 45,000 shares, which are not exercisable within the next 60 days of the date of the Annual Report.

--------------------------------------------------------------------------------

OPTION GRANTS IN FY05

The following table discloses information about option grants to the Named Executive Officers during the year ended August 31, 2005, including hypothetical gains or "option spreads" for the options at the end of their respective ten-year terms, as calculated in accordance with the rules of the SEC. Each gain is based on an arbitrarily assumed annualized rate of compound appreciation of the market price at the date of the grant of 1% and 4% from the date the option was granted to the end of the option term. Actual gains, if any, on option exercises are dependent on the future performance of our common stock, overall market conditions and continued employment.

------------------------------------------------------------------------------------------------------------------------------------
                              NO. OF          PERCENT OF                                        POTENTIAL REALIZABLE VALUE AT
                            SECURITIES      TOTAL OPTIONS                                          ASSUMED ANNUAL RATED OF STOCK
                            UNDERLYING       GRANTED TO        EXERCISE                       PRICE APPRECIATION FOR OPTION TERM (4)
                             OPTIONS        EMPLOYEES IN       PRICE PER        EXPIRATION            ----------   ----------
       NAME                  GRANTED            FY05           SHARE (3)          DATE                    1%           4%
------------------------------------------------------------------------------------------------------------------------------------
 Walter S. Woltosz               -                 0%            n/a              n/a                     n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
 Virginia E. Woltosz             -                 0%            n/a              n/a                     n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
 Momoko A. Beran               5,000               7%           $4.42           6/22/2015               $24,412      $32,713
------------------------------------------------------------------------------------------------------------------------------------
 Ronald Creeley                5,000               7%           $4.42           6/22/2015               $24,412      $32,713
------------------------------------------------------------------------------------------------------------------------------------
 Jeffrey Dahlen                5,000               7%           $4.42           6/22/2015               $24,412      $32,713
------------------------------------------------------------------------------------------------------------------------------------

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

The following table discloses certain information regarding the options held at August 31, 2005 by the Chief Executive Officer and each other named executive officer.

------------------------------------------------------------------------------------------------------------------------------------
                             SHARES             VALUE         NUMBER                              VALUE OF
                           ACQUIRED ON         REALIZED       OF OPTIONS                          OPTIONS
                            EXERCISE             (2)          AT AUG. 31, 2005                    AT AUG. 31, 2005 (1)
------------------------------------------------------------------------------------------------------------------------------------
                                                              Exercisable       Unexercisable     Exercisable       Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
 Walter S. Woltosz             -                   -            20,000             5,000           $ 37,200*         $ 9,300*
------------------------------------------------------------------------------------------------------------------------------------
 Virginia E. Woltosz           -                   -            20,000             5,000           $ 37,200*         $ 9,300*
------------------------------------------------------------------------------------------------------------------------------------
 Momoko A. Beran               -                   -           189,000            15,000           $270,123          $19,310
------------------------------------------------------------------------------------------------------------------------------------
 Ronald F. Creeley           8,000              $28,880        182,000            15,000           $259,570          $19,310
------------------------------------------------------------------------------------------------------------------------------------
 Dr. David Z. D'Argenio        -                   -             3,653               950           $  4,696          $   152
------------------------------------------------------------------------------------------------------------------------------------
 Dr. Richard R. Weiss          -                   -            3,653                950           $  4,696          $   152
------------------------------------------------------------------------------------------------------------------------------------
 Jeffrey Dahlen                -                   -           10,000             45,000               -                -
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


    SIMULATIONS PLUS INC. - NOTICE OF ANNUAL MEETING OF SHAREHOLDERS  PG. 8

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(1) Based on a per share price of $3.40 at August 31, 2005 less applicable option exercise prices.

(2) The value realized represents the difference between the aggregate closing price of the shares on the date of exercise less the aggregate exercise price paid.

*    Granted at $1.54, 110% of market price of the issue date


OPTION PLANS

In September 1996, the Board of Directors adopted and the shareholders approved the 1996 Stock Option Plan (the "Option Plan") under which a total of 250,000 shares of common stock had been reserved for issuance. In March (1)999, the shareholders approved an increase in the number of shares that may be granted under the Option Plan to 500,000. In February 2000, the shareholders approved an increase in the number of shares that may be granted under the Option Plan to 1,000,000. In December 2000, the shareholders approved an increase in number of shares that may be granted under the Option Plan to 1,250,000. Furthermore, in February 2005, the shareholders approved an additional 250,000 shares, increasing the total number of shares that may be granted under the Option Plan to 1,500,000. The Option Plan terminates in 2006, subject to earlier termination by the Board of Directors.


COMPANY CODE OF ETHICS

1.       PURPOSE

Simulations Plus and Words+ are involved in businesses that are intended to help people, through our products and services that serve pharmaceutical science, education, and the disabled community. Serving these customers while providing a fair return on investment for our stockholders and a suitable working environment for our employees requires that we conduct every aspect of our business with honesty and integrity. This Code of Ethics sets out the basic standards to be followed by employees to ensure that their daily actions on behalf of the Company are honest and ethical.

2.       SCOPE

This Code of Ethics applies to all Simulations Plus and Words+ employees in all departments and functions.

3.       POLICY

Each Simulations Plus and Words+ employee must:

3.1 Conduct the Company's business with honesty and integrity and in a professional manner that protects the Company's good public image and reputation.

3.2 Build relationships with customers, vendors, and fellow employees based on trust, and treat every individual with respect and dignity in the conduct of Company business.

3.3 Become familiar with and comply with all legal requirements and Company policies and procedures that relate to their activities.

3.4 Avoid all activities that could involve or lead to involvement in any unlawful practice or any harm to the Company's reputation or image.

3.5 Avoid actual or potential conflicts of interest with the Company, or the appearance thereof, in all transactions.

3.6 Provide accurate and reliable information in all records kept or submitted.

3.7 Safeguard and respect the confidential information of the Company and its vendors and customers.

3.8 Promptly report to the Company any violation of law or ethical principles or Company policies that come to the employee s attention, and cooperate fully in any audit, enquiry, review, or investigation by or on behalf of the Company.


    SIMULATIONS PLUS INC. - NOTICE OF ANNUAL MEETING OF SHAREHOLDERS  PG. 9

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4.       RESPONSIBILITY

4.1 All employees must uphold these standards in the conduct of Company business, and the Company must handle all actual and apparent conflicts of interest between personal and professional relationships and all other matters governed by this Code and related policies.

4.2 Senior management should be a role model for these standards by visibly demonstrating support and regularly encouraging adherence by managers. Managers should ensure their employees receive guidance, training and communication on ethical behavior and legal compliance relative to their duties for the Company.

4.3 Failure by any employee to comply with this or any Simulations Plus or Words+ policy will subject employees, including supervisors who ignore prohibited conduct, or have knowledge of the conduct and fail to correct it, to disciplinary action up to and including dismissal from employment with the Company.

4.4 When in doubt about what the correct action to take in any situation, ask the following question: Would I feel comfortable in explaining this action to my family or close friends or seeing my action reported on the front page of the local newspaper? The Company is best served when each employee's answer to this question is an unqualified Yes .

5.       DEFINITIONS

None


BOARD COMMITTEES AND MEETINGS

During the fiscal year ended August 31, 2005, the Board of Directors held four meetings. The Board has an Audit Committee and a Compensation Committee.

The Audit Committee consists of Dr. D'Argenio, Dr. Weiss and Mr. Woltosz. The Audit Committee, which meets periodically with management and the Company's independent auditors, reviews the internal accounting procedures of the Company and reviews the services provided by the Company's independent auditors. The Audit Committee met four times during fiscal 2005.

The Compensation Committee consists of Dr. D'Argenio and Dr. Weiss. The Compensation Committee met one time during fiscal 2005.

During fiscal 2005, each Board member attended 50% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.


DIRECTOR COMPENSATION

In accordance with the Company's bylaws, outside directors receive compensation of $2500.00 per year plus $500 per meeting. In addition, each outside director receives options for 500 shares per year at the fair value of the shares on the date of grant.


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PROPOSAL 2: TO RATIFY THE SELECTION OF ROSE, SNYDER AND JACOBS CPA's AS THE
COMPANY'S INDEPENDENT ACCOUNTANTS

The Board has selected Rose, Snyder and Jacobs CPA's as its independent registered accounting firm for the Company for 2005. A resolution is being submitted to shareholders at the meeting for ratification of such selection and the accompanying proxy will be voted for such ratification, unless instructions to the contrary are indicated therein. Although ratification by shareholders is not a legal prerequisite to the Board's selection of Rose, Snyder and Jacobs as the Company's independent registered accounting firm, the Company believes such ratification to be appropriate. If the shareholders do not ratify the selection of Rose, Snyder and Jacobs, the selection of our independent registered accounting firm will be reconsidered by the Board; however, the Board may select Rose, Snyder and Jacobs, notwithstanding the failure of the shareholders to ratify its selection.

The Board expects that a representative of Rose, Snyder and Jacobs will be present at the meeting, will have an opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

Singer Lewak Greenbaum & Goldstein LLP has been the Company's independent registered accounting firm since 1996. For the fiscal year ended August 31, 2005, Singer Lewak Greenbaum & Goldstein LLP performed audit and other services for the Company including consultations during the year on matters related to accounting, financial reporting and the review of financial and related information that was included in filings with the Securities and Exchange Commission.

The Company incurred the following fees to Rose, Snyder & Jacobs, CPAs for services rendered during the fiscal year ended August 31, 2005:

--------------------------------------------------------------------------------
FEE CATEGORY                             FY05 FEES
--------------------------------------------------------------------------------
Audit fees                                $55,803
Audit-related fees                           -
Tax fees                                   13,467
All other fees
                     Total fees           $69,270


The Company incurred the following fees to Singer Lewak Greenbaum & Goldstein, LLP for services rendered during the fiscal year ended August 31, 2004:

--------------------------------------------------------------------------------
FEE CATEGORY                            FY04 FEES (1)
--------------------------------------------------------------------------------
Audit fees                                $62,514
Audit-related fees                           -
Tax fees                                    9,474
All other fees
                     Total fees           $71,988

(1) Includes fees billed and estimated adjustments by Singer Lewak Greenbaum & Goldstein, LLP in 2004 for the 2004 audit and tax returns.

AUDIT FEES - Consists of fees incurred for professional services rendered for the audit of Simulations Plus, Inc.'s consolidated financial statements and for reviews of the interim consolidated financial statements included in our quarterly reports on Form 10-QSB and consents for filings with the SEC.

AUDIT-RELATED FEES - Consists of fees billed for professional services that are reasonably related to the performance of the audit or review of Simulations Plus, Inc.'s consolidated financial statements, but are not reported under "Audit fees." No such fees were incurred during the past two years.

TAX FEES - Consists of fees billed for professional services relating to tax compliance, tax reporting, and tax advice.

ALL OTHER FEES - Consists of fees billed for all other services.

The appointment of auditors is approved annually by the Board. VOTE REQUIRED.

Approval of Proposal 2 requires the affirmative vote of a majority of the shares of Common Stock present and voting at a meeting if a quorum is present.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR approval of Proposal 2.


   SIMULATIONS PLUS INC. - NOTICE OF ANNUAL MEETING OF SHAREHOLDERS  PG. 11

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OTHER MATTERS

The Board of Directors of the Company knows of no other matters to be presented at the Annual Meeting other than those described above. However, if any other matters properly come before the meeting, it is intended that any shares voted by proxy will be voted in the discretion of the Board of Directors.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of its Common Stock to file reports of ownership and changes of ownership with the Securities and Exchange Commission and NASDAQ. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company's review of the copies of those forms received by the Company, or written representations from such persons, the Company believes that all Section 16(a) filing requirements for the fiscal year ended August 31, 2005 were met with the exception of two Form 4's by the directors.


By Order of the Board of Directors




/s/ Virginia E. Woltosz
--------------------------------------------------------------------------------
Virginia E. Woltosz
Secretary

Dated: December 20, 2005


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APPENDIX 1: AUDIT COMMITTEE CHARTER
--------------------------------------------------------------------------------

ORGANIZATION:

The audit committee shall be composed of directors, the majority of whom are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

STATEMENT OF POLICY:

The audit committee shall provide assistance to the corporate management in fulfilling their responsibility to the shareholders, potential shareholders, and investment community on matters relating to corporate finances. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent registered accounting firm ("independent auditors"), and the financial management of the corporation.

RESPONSIBILITIES:

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of high quality. In carrying out these responsibilities, the audit committee will:

o Review and recommend to the management the independent auditors to be selected to audit the financial statements of the corporation and its subsidiaries.

o Review with the independent auditors, the company's management, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy.

o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

o Provide sufficient opportunity for independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.


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APPENDIX 2: FORM OF PROXY CARD
--------------------------------------------------------------------------------


APPENDIX 2: FORM OF PROXY CARD

Exhibit to Proxy Statement for the 2006 Annual Meeting of Shareholders Simulations Plus, Inc.













   SIMULATIONS PLUS INC. - NOTICE OF ANNUAL MEETING OF SHAREHOLDERS  PG. 14

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PROXY
--------------------------------------------------------------------------------
        SOLICITED BY THE BOARD OF DIRECTORS OF SIMULATIONS PLUS, INC.
        -- ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 24, 2006


The undersigned hereby appoints Walter S. Woltosz and Momoko A. Beran, or either of them, attorneys and proxies for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to represent and vote, as designated below, all shares of stock of Simulations Plus, Inc., a California Corporation, held of record by the undersigned on December 20, 2005, at the Annual Meeting of the Shareholders to be held at 42505 10th Street West, Lancaster, California at 2:00 p.m. Pacific Standard Time on February 24, or at any adjournment or postponement of such meeting, in accordance with and as described in the Notice of Annual Meeting of Shareholders and Proxy Statement. If no direction is given, this proxy will be voted FOR Proposals 1 and 2, and in the discretion of the proxy as to such other matters as may properly come before the meeting.

[X] Please mark the votes as in this example.

The Board of Directors recommends a vote for Proposals 1, and 2.

1.  Election of Directors

Nominees: Walter S. Woltosz, Virginia E. Woltosz, Dr. David Z. D'Argenio and Dr. Richard R. Weiss

                     FOR [ ]                  WITHHELD [ ]

--------------------------------------------------------------------------------
               FOR all nominees except as stated on line above


2.  Ratification of Selection of Rose, Snyder and Jacobs CPA's as Auditors

                    FOR [ ]        AGAINST [ ]        ABSTAIN [ ]




The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

Please sign exactly as your name appears on the address label affixed hereto. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.


        Date:
--------------------------------------------------------------------------------



        Signature:
--------------------------------------------------------------------------------



        Signature if held jointly:
--------------------------------------------------------------------------------






   SIMULATIONS PLUS INC. - NOTICE OF ANNUAL MEETING OF SHAREHOLDERS  PG. 15